UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2008

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-27841	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 12, 2008, Z Trim Holdings, Inc. (OTB: ZTMH.OB) notified Blackman Kallick, LLP (“Blackman”) that they had been dismissed as the Company’s auditor. The dismissal was approved by the audit committee of the Board of Directors.

Blackman reported only on the financial statements for the fiscal year ended December 31, 2007.  Except as described below, the audit report of Blackman on the consolidated financial statements of Z Trim Holdings, Inc. as of and for the fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  Blackman’s 2007 audit report relating to the audit of Z Trim’s consolidated financial statements for the fiscal year ended December 31, 2007 included an emphasis paragraph relating to an uncertainty as to Z Trim’s ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 and through the date of this current report, there were: (1) no disagreements between Z Trim and Blackman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Blackman, would have caused Blackman to make reference to the subject matter of the disagreement in their report on Z Trim’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

Z Trim has provided Blackman a copy of the disclosures in this Form 8-K and has requested that Blackman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Blackman agrees with Z Trim’s statement in this Item 304 (a).  A copy of the letter filed with the Securities and Exchange Commission, dated December 17, 2008, furnished by Blackman in response to that request is filed herewith as Exhibit 16.1 on this Form 8-K.

The Company has engaged M&K CPAs, PLLC (“M&K”) to assume the role of its new certifying accountant. The decision to engage M&K was approved by the audit committee of the Board of Directors on December 12, 2008.  Although the Company and M&K had agreed in general as the new auditors prior to December 12, 2008, the Company formally signed the M&K engagement letter on December 11, 2008 after M&K completed its internal procedures related to new attest client acceptance.

During the periods ended December 31, 2007, and the subsequent interim periods ended March 31, 2008, June 30, 2008 and September 30, 2008, and through the date of the firms engagement the Registrant did not consult with M&K with regard to:

(1)	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(2)	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

On December 17, 2008, the Company issued a press release reporting the matters described herein.  A copy of the press release is attached hereto as Exhibit 99.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description
16.1	Letter of Blackman Kallick, LLP dated December 17, 2008 (the former auditors)

99	Press Release dated December 17, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

December 17, 2008	By:	/s/ Steven J. Cohen
Steven J. Cohen
President

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INDEX TO EXHIBITS

No.	Description
16.1	Letter of Blackman Kallick, LLP dated December 17, 2008

99	Press Release dated December 17, 2008

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